Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact: Paul V. Cusick, Jr.

Phone: 781-393-4601

Fax: 781-393-4071

CENTURY BANCORP, INC. REPORTS THIRD QUARTER RESULTS AND DECLARES QUARTERLY DIVIDEND

Medford, MA, October 12, 2004—Century Bancorp Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $2,133,000, or $0.38 per share diluted, for the third quarter ended September 30, 2004, compared to net income of $3,197,000, or $0.58 per share diluted, for the third quarter of 2003. For the first nine months of 2004, net income totaled $6,854,000 or $1.23 per share diluted, compared to net income of $8,481,000, or $1.53 per share diluted, for the same period a year ago. Included in income for the first nine months of 2003 is the previously announced net charge of $1,183,000 associated with the Real Estate Investment Trust (“REIT”) settlement. The net tax charge was a result of an agreement with the Massachusetts Department of Revenue (“DOR”) settling the dispute related to taxes that the DOR claimed were owed from the Company’s REIT.

Net interest income totaled $31.1 million for the nine-months ended September 30, 2004, versus $34.4 million for the same period in 2003. The 9.7% decrease in net interest income for the period is mainly due to a thirty-four basis point decrease in net interest margin. The decrease in the net interest margin was mainly attributable to assets continuing to reprice at historically low levels without a corresponding decrease in rates paid on deposits.

At September 30, 2004, total equity was $105.3 million compared to $103.8 million at September 30, 2003. Century’s leverage ratio stood at 8.31% on September 30, 2004, compared to 7.69% for the same period a year ago. Book value as of September 30, 2004 was $19.06 per share compared to $18.80 for the same period last year.

Century’s allowance for loan losses was $8.9 million, or 1.55% of loans outstanding at the end of the third quarter, compared to $9.0 million, or 1.80% of loans outstanding at September 30, 2003. Non-accruing loans totaled $0.7 million at September 30, 2004, compared to $0.9 million at the end of the previous quarter and $3.0 million at September 30, 2003.

-more-

Century’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on Century Class A common stock, and 6.00 cents ($0.06) per share on Century Class B common stock. The dividends were declared payable November 15, 2004 to stockholders of record on November 1, 2004.

Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-two full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services.

Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.

This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition
September 30, 2004 and 2003 (000’s)

	(unaudited)
	September 30,	September 30,
	2004	2003
Assets
Cash and Due From Banks	$39,341	$52,257
Federal Funds Sold and Interest-bearing Deposits In Other Banks	69,057	18
Securities Available-For-Sale (AFS)	505,016	788,205
Securities Held-to-Maturity	364,457	183,764
Loans:
Commercial & Industrial	73,930	40,889
Construction & Land Development	32,933	40,457
Commercial Real Estate	272,408	278,484
Residential Real Estate	113,234	87,526
Consumer and Other	9,996	7,522
Home Equity	67,931	47,418

Total Loans	570,432	502,296
Less: Allowance for Loan Losses	8,863	9,026

Net Loans	561,569	493,270
Bank Premises and Equipment	25,119	18,317
Accrued Interest Receivable	7,607	8,706
Goodwill	2,714	2,717
Core Deposit Intangible	2,932	3,319
Other Assets	28,919	19,779

Total Assets	$1,606,731	$1,570,352

Liabilities
Demand Deposits	$267,348	$269,779
Interest Bearing Deposits:
Savings and NOW Deposits	290,638	286,264
Money Market Accounts	421,605	429,220
Time Deposits	224,717	228,264

Total Interest Bearing	936,960	943,748

Total Deposits	1,204,308	1,213,527
Borrowed Funds:
Securities Sold Under Agreements to Repurchase	38,210	49,010
Federal Home Loan Bank Advances and Other Borrowed Funds	210,285	164,494

Total Borrowed Funds	248,495	213,504
Other Liabilities	13,897	10,768
Investments Purchased Payable	5,077	0
Long Term Debt	29,639	28,750

Total Liabilities	1,501,416	1,466,549
Stockholders’ Equity
Common Stock	5,958	5,952
Additional Paid-In-Capital	11,267	11,175
Retained Earnings	96,671	88,764
Treasury Stock	(5,982)	(5,982)
Accumulated Other Comprehensive (Loss) Income, Net of Taxes	(2,599)	3,894

Total Stockholders’ Equity	105,315	103,803

Total Liabilities & Stockholders’ Equity	$1,606,731	$1,570,352

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income
For the Quarter and Year-to-date ending
September 30, 2004 and 2003 (000’s)

	(unaudited)
	Quarter		Year-to-date
	2004	2003	2004	2003
Interest Income:
Loans	$8,315	$8,150	$24,519	$25,070
Securities Held-to-Maturity	3,438	1,780	8,945	5,103
Securities Available-for-Sale	4,276	6,921	14,236	22,315
Federal Funds Sold and Interest-bearing Deposits In Other Banks	48	111	441	323

Total Interest Income	16,077	16,962	48,141	52,811
Interest Expense:
Savings and NOW Deposits	598	592	1,723	2,017
Money Market Accounts	1,127	1,222	3,551	3,933
Time Deposits	1,467	1,920	4,869	5,641
Securities Sold Under Agreements to Repurchase	79	105	230	369
FHLB Borrowings, Other Borrowed Funds and Long Term Debt	2,290	2,041	6,695	6,442

Total Interest Expense	5,561	5,880	17,068	18,402

Net Interest Income	10,516	11,082	31,073	34,409
Provision For Loan Losses	150	0	150	450

Net Interest Income After Provision for Loan Losses	10,366	11,082	30,923	33,959
Other Operating Income
Service Charges on Deposit Accounts	1,457	1,202	3,915	3,548
Lockbox Fees	695	733	2,277	2,451
Brokerage Commissions	120	140	472	402
Net Gains on Sales of Securities	0	0	121	1
Other Income	229	267	1,214	1,090

Total Other Operating Income	2,501	2,342	7,999	7,492
Operating Expenses
Salaries	4,522	4,114	13,115	12,548
Employee Benefits	1,467	1,245	4,429	4,189
Occupancy	790	626	2,330	1,927
Equipment	629	445	1,782	1,226
Other	2,179	1,858	6,555	6,070

Total Operating Expenses	9,587	8,288	28,211	25,960

Income Before Income Taxes	3,280	5,136	10,711	15,491
Income Tax Expense
Provision for Income Taxes	1,147	1,939	3,857	5,827
Retroactive REIT Settlement	0	0	0	1,183

Total Income Tax Expense	1,147	1,939	3,857	7,010
Net Income	$2,133	$3,197	$6,854	$8,481

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition
September 30, 2004 and 2003 (000’s)

	September 30,	September 30,
	2004	2003
Assets
Cash and Due From Banks	$58,932	$59,392
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	65,709	29,516
Securities Available-For-Sale (AFS)	584,459	793,337
Securities Held-to-Maturity	308,652	152,133
Total Loans	536,330	500,493
Less: Allowance for Loan Losses	8,769	8,877

Net Loans	527,561	491,616
Bank Premises and Equipment	23,252	15,318
Accrued Interest Receivable	7,899	9,994
Goodwill	2,714	2,714
Core Deposit Intangible	3,082	1,776
Other Assets	24,671	25,235

Total Assets	$1,606,931	$1,581,031

Liabilities
Demand Deposits	$276,824	$262,768
Interest Bearing Deposits:
Savings and NOW Deposits	338,066	348,206
Money Market Accounts	408,614	389,611
Time Deposits	232,283	241,364

Total Interest Bearing	978,963	979,181

Total Deposits	1,255,787	1,241,949
Borrowed Funds:
Securities Sold Under Agreements to Repurchase	40,011	53,497
Federal Home Loan Bank Advances and Other Borrowed Funds	162,501	138,211

Total Borrowed Funds	202,512	191,708
Other Liabilities	15,416	18,070
Long Term Debt	29,639	28,750

Total Liabilities	1,503,354	1,480,477
Stockholders’ Equity
Common Stock	5,957	5,950
Additional Paid-In Capital	11,249	11,139
Retained Earnings	94,390	84,740
Treasury Stock	(5,982)	(5,982)
Accumulated Other Comprehensive (Loss) Income, Net of Taxes	(2,037)	4,707

Total Stockholders’ Equity	103,577	100,554

Total Liabilities & Stockholders’ Equity	$1,606,931	$1,581,031

Total Average Earning Assets - QTD	$1,464,569	$1,496,806

Total Average Earning Assets - YTD	$1,495,150	$1,475,479

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information
September 30, 2004 and 2003 (000’s)

	2004	2003
Performance Measures:
Earnings per average share, basic, quarter	$0.39	$0.58
Earnings per average share, diluted, quarter	$0.38	$0.58
Earnings per average share, basic , year-to-date	$1.24	$1.54
Earnings per average share, diluted, year-to-date	$1.23	$1.53
Return on average assets, year-to-date	0.57%	0.72%
Return on average stockholders’ equity, year-to-date	8.84%	11.28%
Net interest margin (taxable equivalent), year-to-date	2.77%	3.11%
Efficiency ratio, year-to-date	72.2%	61.2%
Book value per share	$19.06	$18.80
Tangible book value per share	$18.04	$17.71
Tangible capital / tangible assets	6.23%	6.25%
Common Share Data:
Average shares outstanding, basic, quarter	5,526,438	5,520,025
Average shares outstanding, basic, year-to-date	5,525,594	5,518,587
Average shares outstanding, diluted, quarter	5,552,202	5,553,470
Average shares outstanding, diluted, year-to-date	5,553,997	5,543,722
Shares outstanding Class A	3,426,698	3,405,688
Shares outstanding Class B	2,099,740	2,115,100

Total shares outstanding	5,526,438	5,520,788

Assets Quality and Other Data:
Allowance for loan losses / loans	1.55%	1.80%
Nonaccrual loans	$663	$2,982
Nonperforming assets	$663	$2,982
Loans 90 days past due and still accruing	$0	$98
Net charge-offs (recoveries)	$56	($70)
Leverage ratio	8.31%	7.69%
Tier 1 risk weighted capital ratio	16.86%	17.23%
Total risk weighted capital ratio	18.00%	18.48%
Total risk weighted assets	$773,084	$711,207